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                                                                  EXHIBIT 99.1


                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                 PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, S. Kumar Chandrasekaran, Chief Executive Officer of InSite Vision Incorporated, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of InSite Vision Incorporated on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of InSite Vision Incorporated.

By:   /s/ S. Kumar Chandrasekaran
      ---------------------------

Name:   S. Kumar Chandrasekaran
Title:  Chief Executive Officer
Date:   August 14, 2002







                   CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                 PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, S. Kumar Chandrasekaran, Chief Financial Officer of InSite Vision Incorporated, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of InSite Vision Incorporated on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of InSite Vision Incorporated.

By:    /s/ S. Kumar Chandrasekaran
       ---------------------------

Name:   S. Kumar Chandrasekaran
Title:  Chief Financial Officer
Date:   August 14, 2002